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                                                                    EXHIBIT 99.1

        CERTIFICATION UNDER SECTION 906 OF THE SABARNES-OXLEY ACT OF 2002

Riccardo Pigliucci and Craig Kussman hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Discovery Partners International, Inc.

2. The Form10-Q report of Discovery Partners International, Inc., which accompanies this certification, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-Q report of Discovery Partners International, Inc., which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Discovery Partners International, Inc.


/s/Riccardo Pigliucci                               /s/Craig Kussman
------------------------------                      ----------------------------
Riccardo Pigliucci                                  Craig Kussman
Chief Executive Officer                             Chief Financial Officer


Date: November 14, 2002